NUMBER_____________                                       SHARES ______________

                                  COMMON STOCK

                                                           CUSIP No. 00086T 10 3
                                             See reverse for certain definitions


                         A.C. MOORE ARTS & CRAFTS, INC.
         INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA


This Certifies that

is the owner of

      FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

                         A.C. Moore Arts & Crafts, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED:______________________________



President and Chief Executive Officer___________           Secretary____________


                                                     [Seal]


Countersigned and Registered:

StockTrans, Inc.
Transfer Agent and Registrar

By:_____________________________________________________________
                       Authorized Signature

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                         A.C. MOORE ARTS & CRAFTS, INC.

      The Corporation will furnish to any shareholder upon request and without charge a full or summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued so far as they have been fixed and determined and the authority of the board of directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the classes and series of shares of the Corporation.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common           UNIF TRAN MIN ACT_____ Custodian______
TEN ENT -  as tenants by the entireties                    (Cust)         Minor
JT TEN  -  as joint tenants with right of         under the Uniform Transfers to
           survivorship and not as tenants            Minors Act of ___________
           in common.                                                 (State)


     Additional abbreviations may also be used though not in the above list.

           FOR VALUE RECEIVED,_________________________________________________
                                              (Name of Assignor)
hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

shares of the common stock represented by the within certificate and do hereby irrevocably constitute and appoint______________________________________________

Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.


Dated____________________  X____________________________________________________

                           X____________________________________________________
                            NOTICE: the signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

SIGNATURE(S) GUARANTEED:

_________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.